                                                                    Exhibit 99.Q

[LOGO OF DELAWARE INVESTMENTS(SM)]

                                POWER OF ATTORNEY

         I, the undersigned member of the Boards of Trustees/Directors of Delaware Investments Family of Funds listed below (the "Trust"), hereby constitute and appoint Jude T. Driscoll, Richelle S. Maestro and Michael P. Bishof, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity, all Registration Statements of the Trust on Form N-1A, Form N-8A or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

         This power of attorney is effective for all documents filed on or after February 17, 2005.

         IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 17th day of February 2005.

Jude T. Driscoll
---------------------------
Jude T. Driscoll

                      DELAWARE INVESTMENTS FAMILY OF FUNDS

Delaware Group Adviser Funds                    Delaware Group Tax-Free Fund
Delaware Group Cash Reserve                     Delaware Group Tax-Free Money Fund
Delaware Group Equity Funds I                   Delaware Pooled Trust
Delaware Group Equity Funds II                  Delaware VIP Trust
Delaware Group Equity Funds III                 Delaware Investments Dividend and Income Fund, Inc.
Delaware Group Equity Funds IV                  Delaware Investments Global Dividend and Income Fund, Inc.
Delaware Group Equity Funds V                   Delaware Investments Arizona Municipal Income Fund, Inc.
Delaware Group Foundation Funds                 Delaware Investments Colorado Insured Municipal Income Fund, Inc.
Delaware Group Global & International Funds     Delaware Investments Florida Insured Municipal Income Fund
Delaware Group Government Fund                  Delaware Investments Minnesota Municipal Income Fund, Inc.
Delaware Group Income Funds                     Delaware Investments Minnesota Municipal Income Fund II, Inc.
Delaware Group Limited-Term Government Funds    Delaware Investments Minnesota Municipal Income Fund III, Inc.
Delaware Group State Tax-Free Income Trust

[LOGO OF DELAWARE INVESTMENTS(SM)]

                                POWER OF ATTORNEY

         I, the undersigned member of the Boards of Trustees/Directors of Delaware Investments Family of Funds listed below (the "Trust"), hereby constitute and appoint Jude T. Driscoll, Joseph H. Hastings, Richelle S. Maestro and Walter P. Babich, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity, all Registration Statements of the Trust on Form N-1A, Form N-8A or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

         This power of attorney is effective for all documents filed on or after February 17, 2005.

         IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 17th day of February 2005.

John A. Fry
---------------------------
John A. Fry

                      DELAWARE INVESTMENTS FAMILY OF FUNDS

Delaware Group Adviser Funds                    Delaware Group Tax-Free Fund
Delaware Group Cash Reserve                     Delaware Group Tax-Free Money Fund
Delaware Group Equity Funds I                   Delaware Pooled Trust
Delaware Group Equity Funds II                  Delaware VIP Trust
Delaware Group Equity Funds III                 Delaware Investments Dividend and Income Fund, Inc.
Delaware Group Equity Funds IV                  Delaware Investments Global Dividend and Income Fund, Inc.
Delaware Group Equity Funds V                   Delaware Investments Arizona Municipal Income Fund, Inc.
Delaware Group Foundation Funds                 Delaware Investments Colorado Insured Municipal Income Fund, Inc.
Delaware Group Global & International Funds     Delaware Investments Florida Insured Municipal Income Fund
Delaware Group Government Fund                  Delaware Investments Minnesota Municipal Income Fund, Inc.
Delaware Group Income Funds                     Delaware Investments Minnesota Municipal Income Fund II, Inc.
Delaware Group Limited-Term Government Funds    Delaware Investments Minnesota Municipal Income Fund III, Inc.
Delaware Group State Tax-Free Income Trust

[LOGO OF DELAWARE INVESTMENTS(SM)]

                                POWER OF ATTORNEY

         I, the undersigned member of the Boards of Trustees/Directors of Delaware Investments Family of Funds listed below (the "Trust"), hereby constitute and appoint Jude T. Driscoll, Richelle S. Maestro and Michael P. Bishof, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity, all Registration Statements of the Trust on Form N-1A, Form N-8A or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

         This power of attorney is effective for all documents filed on or after February 17, 2005.

         IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 17th day of February 2005.

Anthony D. Knerr
---------------------------
Anthony D. Knerr

                      DELAWARE INVESTMENTS FAMILY OF FUNDS

Delaware Group Adviser Funds                    Voyageur Insured Funds
Delaware Group Cash Reserve                     Voyageur Intermediate Tax-Free Funds
Delaware Group Equity Funds I                   Voyageur Investment Trust
Delaware Group Equity Funds II                  Voyageur Mutual Funds
Delaware Group Equity Funds III                 Voyageur Mutual Funds II
Delaware Group Equity Funds IV                  Voyageur Mutual Funds III
Delaware Group Equity Funds V                   Voyageur Tax Free Funds
Delaware Group Foundation Funds                 Delaware Investments Dividend and Income Fund, Inc.
Delaware Group Global & International Funds     Delaware Investments Global Dividend and Income Fund, Inc.
Delaware Group Government Fund                  Delaware Investments Arizona Municipal Income Fund, Inc.
Delaware Group Income Funds                     Delaware Investments Colorado Insured Municipal Income Fund, Inc.
Delaware Group Limited-Term Government Funds    Delaware Investments Florida Insured Municipal Income Fund
Delaware Group State Tax-Free Income Trust      Delaware Investments Minnesota Municipal Income Fund, Inc.
Delaware Group Tax-Free Fund                    Delaware Investments Minnesota Municipal Income Fund II, Inc.
Delaware Group Tax-Free Money Fund              Delaware Investments Minnesota Municipal Income Fund III, Inc.
Delaware Pooled Trust
Delaware VIP Trust

[LOGO OF DELAWARE INVESTMENTS(SM)]

                                POWER OF ATTORNEY

         I, the undersigned member of the Boards of Trustees/Directors of Delaware Investments Family of Funds listed below (the "Trust"), hereby constitute and appoint Jude T. Driscoll, Richelle S. Maestro and Michael P. Bishof, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity, all Registration Statements of the Trust on Form N-1A, Form N-8A or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

         This power of attorney is effective for all documents filed on or after February 17, 2005.

         IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 17th day of February 2005.

Ann R. Leven
---------------------------
Ann R. Leven

                      DELAWARE INVESTMENTS FAMILY OF FUNDS

Delaware Group Adviser Funds                    Voyageur Insured Funds
Delaware Group Cash Reserve                     Voyageur Intermediate Tax-Free Funds
Delaware Group Equity Funds I                   Voyageur Investment Trust
Delaware Group Equity Funds II                  Voyageur Mutual Funds
Delaware Group Equity Funds III                 Voyageur Mutual Funds II
Delaware Group Equity Funds IV                  Voyageur Mutual Funds III
Delaware Group Equity Funds V                   Voyageur Tax Free Funds
Delaware Group Foundation Funds                 Delaware Investments Dividend and Income Fund, Inc.
Delaware Group Global & International Funds     Delaware Investments Global Dividend and Income Fund, Inc.
Delaware Group Government Fund                  Delaware Investments Arizona Municipal Income Fund, Inc.
Delaware Group Income Funds                     Delaware Investments Colorado Insured Municipal Income Fund, Inc.
Delaware Group Limited-Term Government Funds    Delaware Investments Florida Insured Municipal Income Fund
Delaware Group State Tax-Free Income Trust      Delaware Investments Minnesota Municipal Income Fund, Inc.
Delaware Group Tax-Free Fund                    Delaware Investments Minnesota Municipal Income Fund II, Inc.
Delaware Group Tax-Free Money Fund              Delaware Investments Minnesota Municipal Income Fund III, Inc.
Delaware Pooled Trust
Delaware VIP Trust

[LOGO OF DELAWARE INVESTMENTS(SM)]

                                POWER OF ATTORNEY

         I, the undersigned member of the Boards of Trustees/Directors of Delaware Investments Family of Funds listed below (the "Trust"), hereby constitute and appoint Jude T. Driscoll, Richelle S. Maestro and Michael P. Bishof, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity, all Registration Statements of the Trust on Form N-1A, Form N-8A or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

         This power of attorney is effective for all documents filed on or after February 17, 2005.

         IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 17th day of February 2005.

Thomas F. Madison
---------------------------
Thomas F. Madison

                      DELAWARE INVESTMENTS FAMILY OF FUNDS

Delaware Group Adviser Funds                    Voyageur Insured Funds
Delaware Group Cash Reserve                     Voyageur Intermediate Tax-Free Funds
Delaware Group Equity Funds I                   Voyageur Investment Trust
Delaware Group Equity Funds II                  Voyageur Mutual Funds
Delaware Group Equity Funds III                 Voyageur Mutual Funds II
Delaware Group Equity Funds IV                  Voyageur Mutual Funds III
Delaware Group Equity Funds V                   Voyageur Tax Free Funds
Delaware Group Foundation Funds                 Delaware Investments Dividend and Income Fund, Inc.
Delaware Group Global & International Funds     Delaware Investments Global Dividend and Income Fund, Inc.
Delaware Group Government Fund                  Delaware Investments Arizona Municipal Income Fund, Inc.
Delaware Group Income Funds                     Delaware Investments Colorado Insured Municipal Income Fund, Inc.
Delaware Group Limited-Term Government Funds    Delaware Investments Florida Insured Municipal Income Fund
Delaware Group State Tax-Free Income Trust      Delaware Investments Minnesota Municipal Income Fund, Inc.
Delaware Group Tax-Free Fund                    Delaware Investments Minnesota Municipal Income Fund II, Inc.
Delaware Group Tax-Free Money Fund              Delaware Investments Minnesota Municipal Income Fund III, Inc.
Delaware Pooled Trust
Delaware VIP Trust

[LOGO OF DELAWARE INVESTMENTS(SM)]

                                POWER OF ATTORNEY

         I, the undersigned member of the Boards of Trustees/Directors of Delaware Investments Family of Funds listed below (the "Trust"), hereby constitute and appoint Jude T. Driscoll, Richelle S. Maestro and Michael P. Bishof, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity, all Registration Statements of the Trust on Form N-1A, Form N-8A or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

         This power of attorney is effective for all documents filed on or after February 17, 2005.

         IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 17th day of February 2005.

Jan L. Yeomans
---------------------------
Jan L. Yeomans

                      DELAWARE INVESTMENTS FAMILY OF FUNDS

Delaware Group Adviser Funds                    Voyageur Insured Funds
Delaware Group Cash Reserve                     Voyageur Intermediate Tax-Free Funds
Delaware Group Equity Funds I                   Voyageur Investment Trust
Delaware Group Equity Funds II                  Voyageur Mutual Funds
Delaware Group Equity Funds III                 Voyageur Mutual Funds II
Delaware Group Equity Funds IV                  Voyageur Mutual Funds III
Delaware Group Equity Funds V                   Voyageur Tax Free Funds
Delaware Group Foundation Funds                 Delaware Investments Dividend and Income Fund, Inc.
Delaware Group Global & International Funds     Delaware Investments Global Dividend and Income Fund, Inc.
Delaware Group Government Fund                  Delaware Investments Arizona Municipal Income Fund, Inc.
Delaware Group Income Funds                     Delaware Investments Colorado Insured Municipal Income Fund, Inc.
Delaware Group Limited-Term Government Funds    Delaware Investments Florida Insured Municipal Income Fund
Delaware Group State Tax-Free Income Trust      Delaware Investments Minnesota Municipal Income Fund, Inc.
Delaware Group Tax-Free Fund                    Delaware Investments Minnesota Municipal Income Fund II, Inc.
Delaware Group Tax-Free Money Fund              Delaware Investments Minnesota Municipal Income Fund III, Inc.
Delaware Pooled Trust
Delaware VIP Trust

[LOGO OF DELAWARE INVESTMENTS(SM)]

                                POWER OF ATTORNEY

         I, the Chief Financial Officer of Delaware Investments Family of Funds listed below (the "Trust"), hereby constitute and appoint Jude T. Driscoll, Richelle S. Maestro and Michael P. Bishof, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity, all Registration Statements of the Trust on Form N-1A, Form N-8A or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

         This power of attorney is effective for all documents filed on or after February 17, 2005.

         IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 17th day of February 2005.

Michael P. Bishof
---------------------------
Michael P. Bishof

                      DELAWARE INVESTMENTS FAMILY OF FUNDS

Delaware Group Adviser Funds                    Voyageur Insured Funds
Delaware Group Cash Reserve                     Voyageur Intermediate Tax-Free Funds
Delaware Group Equity Funds I                   Voyageur Investment Trust
Delaware Group Equity Funds II                  Voyageur Mutual Funds
Delaware Group Equity Funds III                 Voyageur Mutual Funds II
Delaware Group Equity Funds IV                  Voyageur Mutual Funds III
Delaware Group Equity Funds V                   Voyageur Tax Free Funds
Delaware Group Foundation Funds                 Delaware Investments Dividend and Income Fund, Inc.
Delaware Group Global & International Funds     Delaware Investments Global Dividend and Income Fund, Inc.
Delaware Group Government Fund                  Delaware Investments Arizona Municipal Income Fund, Inc.
Delaware Group Income Funds                     Delaware Investments Colorado Insured Municipal Income Fund, Inc.
Delaware Group Limited-Term Government Funds    Delaware Investments Florida Insured Municipal Income Fund
Delaware Group State Tax-Free Income Trust      Delaware Investments Minnesota Municipal Income Fund, Inc.
Delaware Group Tax-Free Fund                    Delaware Investments Minnesota Municipal Income Fund II, Inc.
Delaware Group Tax-Free Money Fund              Delaware Investments Minnesota Municipal Income Fund III, Inc.
Delaware Pooled Trust
Delaware VIP Trust